SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported:  August 6, 2003

Euramax International, Inc.

(Exact name of registrant as specified in charter)

Delaware	333-05978	58-2502320
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5445 Triangle Pkwy Suite 350, Norcross, Georgia 30092
(Address of Principal Executive Offices) (Zip Code)

(770) 449-7066
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

TABLE OF CONTENTS

SIGNATURE

EXHIBIT INDEX

EX-4.1 Second Supplemental Indenture dated August 6, 2003

EX-4.2 Indenture dated August 6, 2003

EX-4.3 Registration Rights Agreement dated August 6, 2003

EX-10.1 Purchase Agreement dated July 30, 2003

EX-10.2 Amendment No. 3 and Consent to the Credit Agreement dated August 6, 2003

EX-10.3 Pledge Amendment dated August 6, 2003

EX-99.1 Press Release dated August 6, 2003

EX-99.2 Press Release dated August 8, 2003

Item 5. Other Events.

As previously announced in a press release dated August 6, 2003, a copy of which is filed herewith as Exhibit 99.1, Euramax International, Inc. (the “Company”), together with certain of its subsidiaries, consummated the following refinancing transactions:

1.               Pursuant to the Purchase Agreement (the “Purchase Agreement”) dated July 30, 2003, by and among the Company, Euramax International Holdings B.V. (“Euramax B.V.”), and the Initial Purchasers named therein, a copy of which is filed herewith as Exhibit 10.1, the Company and its wholly-owned subsidiary Euramax B.V. issued and sold $200,000,000 aggregate principal amount of 8 1/2% Senior Subordinated Notes due 2011 (the “New Notes”), which are governed by the Indenture dated August 6, 2003 by and among the Company, Euramax B.V., the guarantors party thereto from time to time, and JPMorgan Chase Bank, a copy of which is filed herewith as Exhibit 4.2.

2.               With the proceeds from the New Notes, the Company:

•                  purchased, pursuant to the Offer to Purchase and Consent Solicitation Statement dated July 10, 2003 (the “Offer to Purchase”), an aggregate of $112,758,000 principal amount of 11 1/4% Senior Subordinated Notes due 2006 (the “Old Notes”) issued by the Company’s wholly-owned subsidiaries Euramax International Limited, Euramax European Holdings Limited and Euramax European Holdings, B.V., representing all of the Old Notes that were validly tendered in the Offer to Purchase as of 5:00 p.m., New York city time, August 5, 2003, for an aggregate purchase price of approximately $120.3 million, including interest accrued;

•                  repaid some amounts outstanding under its senior secured credit facility; and

•                  paid the related transaction fees and expenses.

In addition, on August 7, 2003, an additional $125,000 in principal amount of the Old Notes were tendered in connection with the Offer to Purchase.  On August 8, 2003, Euramax announced the acceptance for payment all of these additional tendered Old Notes and the expiration of the Offer to Purchase in a press release, a copy of which is filed herewith as Exhibit 99.2.  Following the consummation of the refinancing transaction described above, including the acceptance of the additional Old Notes tendered on August 7, 2003, the Company had outstanding $7,000,000 of borrowings under its senior secured revolving credit facility, $200,000,000 aggregate principal amount at maturity of the New Notes, and $22,117,000 aggregate principal amount of the Old Notes outstanding.  The Company expects to call for redemption the Old Notes that remain outstanding.

As previously announced, in connection with the Offer to Purchase, the Company received consents from noteholders representing in excess of a majority in principal amount of the Old Notes.  Following receipt of these consents, the Company, certain of its subsidiaries and JPMorgan Chase Bank, as trustee, executed the Second Supplemental Indenture (the “Second Supplemental Indenture”) dated August 6, 2003, a copy of which is filed herewith as Exhibit 4.1, to the Indenture (the “Old Indenture”) governing the Old Notes dated September 25, 1996, as amended, between the Company, the Issuers (as defined therein), the Guarantors (as defined therein) and JPMorgan Chase Bank, as trustee, providing for the amendments to the Old Indenture described in the Offer to Purchase.  The amendments to the Old Indenture eliminate or amend certain restrictive covenants and events of default in the Old Indenture, as well as make certain other changes of a technical or conforming nature, including the deletion of certain definitions and the elimination of certain cross-references.

In connection with the Purchase Agreement, the Company entered into a Registration Rights Agreement dated August 6, 2003 by and among the Company, Euramax B.V., each of the Guarantors (as defined therein) and the Initial Purchasers, a copy of which is filed herewith as Exhibit 4.3 and provides for certain registration rights with respect to the New Notes.

In connection with the refinancing transaction described above, as described in the Amendment No. 3 and Consent (“Amendment No.3”), dated as of August 6, 2003, to the Second Amended and Restated Credit Agreement, dated as of March 15, 2002 (the “Credit Agreement”), among the Company, the Borrowers and other Loan Parties referred to therein, the financial institutions from time to time party thereto as lenders (the “Lenders”), the financial institutions from time to time party thereto as issuers (the “Issuers”) and BNP Paribas, acting through its New York branch, as agent for such Lenders and Issuers (“BNP Paribas”), a copy of which is filed herewith as Exhibit 10.2, the Company obtained the consent of the Lenders under its Credit Agreement and made certain amendments thereto providing for the refinancing transactions.  In addition, in connection with Amendment No. 3 to the Credit Agreement, the company delivered a Pledge Amendment providing for the pledge of additional securities to the Lenders, a copy of which is filed herewith as Exhibit 10.3.

Cautionary Note Regarding Forward-Looking Statements.

Statements made by the Company which are not historical facts are forward looking statements that involve risks and uncertainties. Statements including the words “anticipate”, “expect”, “project”, “intend”, “may”, “foresee”, “believe”, and “feel”, also indicate forward looking statements that involve risks and uncertainties. Actual results could differ materially from those expressed or implied in forward looking statements. Important factors that could cause financial performance to differ materially from past results and from those expressed or implied in this filing and the exhibits attached hereto include, without limitation, the risks of doing business in multiple jurisdictions, impact of environmental regulations, dependence on key personnel, risks of business acquisitions, availability of financing, competition, ability to manage growth, loss of customers, the price and availability of raw materials, and a variety of other factors. For further information on these and other risks, see the “Risk Factors” section of the Company’s Report on Form 10-K for the year ended December 27, 2002.

Item 7.                                   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                             Exhibits

4.1

Second Supplemental Indenture dated August 6, 2003 by and among Euramax International Limited, a private limited company organized under the laws of England and Wales (“Euramax Ltd.”), Euramax European Holdings Limited, a private limited company organized under the laws of England and Wales (“Euramax U.K.”), Euramax European Holdings, B.V. (together with Euramax Ltd. and Euramax U.K., as issuers), Amerimax U.K., Inc., a Delaware corporation (formerly known as Amerimax Holdings, Inc.), (“Amerimax”), the Company, Euramax International Holdings Limited (formerly known as Broomco (1922) Limited), a company incorporated under the laws of England and Wales (“Newco U.K.”), Euramax Continental

Limited (formerly known as Broomco (1953) Limited), a company incorporated under the laws of England and Wales (“Newco U.K. II”), Amerimax Fabricated Products, Inc., a Delaware corporation (“AFP,” and together with Amerimax, the Company, Newco U.K., and Newco U.K. II, as guarantors), and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as trustee, under the Indenture, dated as of September 25, 1996 pursuant to which $135,000,000 11 1/4% Senior Subordinated Notes due 2006 have been issued.

4.2

Indenture dated August 6, 2003 by and among the Company, Euramax International Holdings B.V., a Dutch registered company (“Euramax B.V.” and together with the Company, the “Issuers”), the guarantors party thereto from time to time, and JPMorgan Chase Bank, as trustee.

4.3

Registration Rights Agreement dated August 6, 2003 by and among the Company, Euramax B.V., and each of the Guarantors (as defined therein), UBS Securities LLC (“UBS”), Banc of America Securities LLC (“BofA”), Wachovia Capital Markets, LLC (“Wachovia”), ABN AMRO Incorporated (“ABN”), and Fleet Securities, Inc. (“Fleet”)

10.1	Purchase Agreement dated July 30, 2003 by and among the Company, Euramax B.V., each of the Guarantors (as defined therein), UBS, BofA, Wachovia, ABN and Fleet.

10.2

Amendment No. 3 and Consent, dated as of August 6, 2003, to the Second Amended and Restated Credit Agreement, dated as of March 15, 2002 (the “Credit Agreement”), among the Company, the Borrowers and other Loan Parties referred to therein, the financial institutions from time to time party thereto as lenders (the “Lenders”), the financial institutions from time to time party thereto as issuers (the “Issuers”) and BNP Paribas, acting through its New York branch, as agent for such Lenders and Issuers (“BNP Paribas”).

10.3

Pledge Amendment, dated as of August 6, 2003, delivered pursuant to Section 4.4(a) of the Amended and Restated Pledge and Security Agreement dated March 15, 2002, by the Company in favor of BNP Paribas.

99.1	Press Release dated August 6, 2003.

99.2	Press Release dated August 8, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EURAMAX INTERNATIONAL, INC.

	By:	/s/ R. Scott Vansant
	Name:	R. Scott Vansant
	Title:	Chief Financial Officer and Secretary

Date: August 8, 2003

EXHIBIT INDEX

Number	Exhibit
4.1

Second Supplemental Indenture dated August 6, 2003 by and among Euramax International Limited, a private limited company organized under the laws of England and Wales (“Euramax Ltd.”), Euramax European Holdings Limited, a private limited company organized under the laws of England and Wales (“Euramax U.K.”), Euramax European Holdings, B.V. (together with Euramax Ltd. and Euramax U.K., as issuers), Amerimax U.K., Inc., a Delaware corporation (formerly known as Amerimax Holdings, Inc.), (“Amerimax”), the Company, Euramax International Holdings Limited (formerly known as Broomco (1922) Limited), a company incorporated under the laws of England and Wales (“Newco U.K.”), Euramax Continental Limited (formerly known as Broomco (1953) Limited), a company incorporated under the laws of England and Wales (“Newco U.K. II”), Amerimax Fabricated Products, Inc., a Delaware corporation (“AFP,” and together with Amerimax, the Company, Newco U.K., and Newco U.K. II, as guarantors), and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as trustee, under the Indenture, dated as of September 25, 1996 pursuant to which $135,000,000 11 1/4% Senior Subordinated Notes due 2006 have been issued.

4.2

Indenture dated August 6, 2003 by and among the Company, Euramax International Holdings B.V., a Dutch registered company (“Euramax B.V.” and together with the Company, the “Issuers”), the guarantors party thereto from time to time, and JPMorgan Chase Bank, as trustee.

4.3

Registration Rights Agreement dated August 6, 2003 by and among the Company, Euramax B.V., and each of the Guarantors (as defined therein), UBS Securities LLC (“UBS”), Banc of America Securities LLC (“BofA”), Wachovia Capital Markets, LLC (“Wachovia”), ABN AMRO Incorporated (“ABN”), and Fleet Securities, Inc. (“Fleet”).

10.1	Purchase Agreement dated July 30, 2003 by and among the Company, Euramax B.V., each of the Guarantors (as defined therein), UBS, BofA, Wachovia, ABN and Fleet.

10.2

Amendment No. 3 and Consent, dated as of August 6, 2003, to the Second Amended and Restated Credit Agreement, dated as of March 15, 2002 (the “Credit Agreement”), among the Company, the Borrowers and other Loan Parties referred to therein, the financial institutions from time to time party thereto as lenders (the “Lenders”), the financial institutions from time to time party thereto as issuers (the “Issuers”) and BNP Paribas, acting through its New York branch, as agent for such Lenders and Issuers (“BNP Paribas”).

10.3

Pledge Amendment, dated as of August 6, 2003, delivered pursuant to Section 4.4(a) of the Amended and Restated Pledge and Security Agreement dated March 15, 2002, by the Company in favor of BNP Paribas.

99.1	Press Release dated August 6, 2003.

99.2	Press Release dated August 8, 2003